                                                                    Exhibit 10.2
                            The Lubrizol Corporation
           Annual Incentive Pay Grant Letter (for Corporate Officers)
Dear _______________,

For our 2006 plan we have set the following targets:

- The size of the pool used to fund performance pay will be tied to the attainment of our 2006 plan and can vary significantly based on overall performance.

- To reach a "targeted pay-out" we must meet the plan for the following metrics with the following weighting factors:

        -------------------------------------------------------------------------------------------------------------
                          Metric                                    Target                     Weighting
        -------------------------------------------------------------------------------------------------------------
        EPS                                                                                          50%
        -------------------------------------------------------------------------------------------------------------
        Growth                                                                                       20%
        -------------------------------------------------------------------------------------------------------------
        Divestitures                                                                                 10%
        -------------------------------------------------------------------------------------------------------------
        Capital Management                                                                           10%
        -------------------------------------------------------------------------------------------------------------
        Structure and Culture                                                                        10%
        -------------------------------------------------------------------------------------------------------------

-        Meeting all plan objectives will result in the "targeted pay-out".

- Exceeding objectives can increase the "targeted pay-out". Missing those objectives can also significantly decrease it.

- Your individual "targeted pay-out" is a function of your level of responsibility within the corporation and your individual performance.

- The plan has a "circuit breaker" provision. If the company is below its EPS target but at or above _____________ in 2006, there will be a reduced pay out. Below _____________, there will be no annual incentive pay awards for anyone regardless of plan performance in other areas.

- The Organization & Compensation Committee of the Board of Directors reserves the right during the year, and when determining pay-out, to alter any of the provisions up or down. Our plan does not provide for guaranteed payments.

What does this mean to you for 2006? Depending on the degree to which targeted performance is achieved, and provided your personal performance remains at a high level, your annual incentive pay would be in the range shown below:

--------------------------------------------------------------------------------------------------------------------------
EPS Barely Exceeds Circuit Breaker and     Meets EPS Targets and Meets Plan     Exceeds EPS Targets by ____% and Exceeds
Less Than Plan in All Areas                in All Other Areas                   Plan in All Other Areas

--------------------------------------------------------------------------------------------------------------------------
     $______       to       $________         $______     To       $______         $_______       To        $________
--------------------------------------------------------------------------------------------------------------------------

If we do not achieve ____________, your performance pay will be ZERO. As a leader, we trust that you'll treat the above information as EXTREMELY CONFIDENTIAL.

Regards,

James L. Hambrick
President and CEO

                            The Lubrizol Corporation
        Annual Incentive Pay Grant Letter (for Business Segment Leaders) Dear _______________,

For our 2006 plan we have set the following targets:

- The size of the pool used to fund performance pay will be tied to the attainment of our 2006 plan and can vary significantly based on overall performance.

- To reach a "targeted pay-out" we must meet the plan for the following metrics with the following weighting factors:

                                               CORPORATE MEASURES
        ---------------------------------------------------------------------------------------------------------
                          Metric                                    Target                     Weighting
        ---------------------------------------------------------------------------------------------------------
        EPS                                                                                          50%
        ---------------------------------------------------------------------------------------------------------
        Growth                                                                                       20%
        ---------------------------------------------------------------------------------------------------------
        Divestitures                                                                                 10%
        ---------------------------------------------------------------------------------------------------------
        Capital Management                                                                           10%
        ---------------------------------------------------------------------------------------------------------
        Structure and Culture                                                                        10%
        ---------------------------------------------------------------------------------------------------------

                                                 BUSINESS SEGMENT MEASURES
        ---------------------------------------------------------------------------------------------------------
                             Metric                                 Target                      Weighting
        ---------------------------------------------------------------------------------------------------------
        EBIDA                                                                                         50%
        ---------------------------------------------------------------------------------------------------------
        Growth                                                                                        25%
        ---------------------------------------------------------------------------------------------------------
        Capital Management                                                                            25%
        ---------------------------------------------------------------------------------------------------------

- Meeting all plan objectives will result in the "targeted pay-out". Your target is based 25% on the Corporate Measures and 75% of the Business Segment Measures.

- Exceeding objectives can increase the "targeted pay-out". Missing those objectives can also significantly decrease it.

- Your individual "targeted pay-out" is a function of your level of responsibility within the corporation and your individual performance.

- The plan has a "circuit breaker" provision. If the company is below its EPS target but at or above _____________ in 2006, there will be a reduced pay out. Below _____________, there will be no annual incentive pay awards for anyone regardless of plan performance in other areas.

- The Organization & Compensation Committee of the Board of Directors reserves the right during the year, and when determining pay-out, to alter any of the provisions up or down. Our plan does not provide for guaranteed payments.

What does this mean to you for 2006? Depending on the degree to which targeted performance is achieved, and provided your personal performance remains at a high level, your annual incentive pay would be in the range shown below:

--------------------------------------------------------------------------------------------------------------------------
EPS Barely Exceeds Circuit Breaker and     Meets EPS Targets and Meets Plan     Exceeds EPS Targets by ____% and Exceeds
Less Than Plan in All Areas                in All Other Areas                   Plan in All Other Areas
--------------------------------------------------------------------------------------------------------------------------
     $______       to       $________         $______     To       $______         $_______       To        $________
--------------------------------------------------------------------------------------------------------------------------

If we do not achieve ____________, your performance pay will be ZERO. As a leader, we trust that you'll treat the above information as EXTREMELY CONFIDENTIAL.

Regards,

James L. Hambrick
President and CEO